UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

REDWOOD MORTGAGE INVESTORS IX, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55601	26-3541068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Bovet Road, Suite 520, San Mateo, CA	94402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 365-5341

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Redwood Mortgage Investors IX, LLC (the “Company”) and Western Alliance Bank (“Bank”), are parties to that certain Promissory Note and Business Loan Agreement (Revolving Line of Credit and Term Loan Agreement), each dated March 13, 2020 (collectively, the “Credit Agreement”). Pursuant to the Credit Agreement Bank extended to the Company a revolving line of credit in the original maximum principal amount of Ten Million and no/100 Dollars ($10,000,000.00) with a right to convert the revolving credit line into a term loan at the end of the commitment period provided in the Credit Agreement.

On March 7, 2022, the company and Bank entered into a First Loan Modification Agreement (“Modification Agreement”) which was made effective as of March 4, 2022 and, as of that date, modified the terms of the Company’s line of credit by:

•	extending the commitment term during which loan proceeds may be disbursed to the Company and the Company may exercise its option to convert to a term loan from March 13, 2022 to March 13, 2024;

•	extending the maturity date of the revolving credit line from March 13, 2022 to March 13, 2024;

•	extending the maturity date for the term loan for which the Company has a conversion option at the end of the commitment term from March 13, 2023 to March 13, 2026; and

•

removing LIBOR as the reference rate and replacing it with the 30 day American Interbank Offered Rate Term -30 Index published for loans in United States Dollars by the American Financial Exchange (“Ameribor”).

While the reference rate upon which interest is calculated under the Credit Agreement was changed from LIBOR to Ameribor by the Modification Agreement, the Modification Agreement did not modify the minimum interest rate or the margin rate payable on the line of credit. Consequently, beginning on the effective date of the Modification Agreement outstanding principal advances under the credit line began accruing interest at the annual rate equal to the greater of: (i) the Ameribor Rate plus three and one-quarter percent (3.25%); and (ii) five percent (5.0%). Interest only payments remain due from the Company on a monthly basis under the modified Credit Agreement and the right to convert the revolving line of credit into a term loan was unchanged by the Modification Agreement, other than the extension of the option periods described above. This summary of the First Loan Modification Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Loan Modification Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Years.

On March 11, 2022, Redwood Mortgage Corp. (“RMC”), the manager of the Company, adopted a Second Amendment to the Ninth Amended and Restated Limited Liability Company Operating Agreement of Redwood Mortgage Investors IX, LLC (the “Second Amendment”). The Second Amendment: (i) extended the term of the Company provided in Section 2.9 of the Company’s operating agreement from October 8, 2028 to December 31, 2038; and (ii) extended the maturity date of the “formation loan” payable to the Company by RMC under the operating agreement to the last day of the extended Company term. The Second Amendment further provides that RMC will repay the aggregate balance due on all formation loans outstanding as of the effective date of the Second Amendment (the “Formation Loan Balance”) in annual installments which, as with the original formation loan provisions, are equal to the amount that if paid each year result in full repayment of the Formation Loan Balance on December 31 of the year prior to expiration of the extended term (“Annual Payments”). Unlike the original formation loan payment terms, the Second Amendment allows for Annual Payments to be made by RMC either in full on December 31 of each calendar year during the Company term (each, an “Annual Payment Date”) or in four equal quarterly installments payable on the last day of each calendar quarter in the year including and following the applicable Annual Payment Date. The Formation Loan Balance remains pre-payable by RMC at any time and any Formation Loan Balance remaining unpaid as of the last day of the extended term (if any) becomes immediately due in full on that date. This summary of the Second Amendment to the Ninth Amended and Restated Limited Liability Company Operating Agreement of Redwood Mortgage Investors IX, LLC does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment to the Ninth Amended and Restated Limited Liability Company Operating Agreement of Redwood Mortgage Investors IX, LLC which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Prior to adopting the Second Amendment described in Item 5.03, above, RMC sought the approval of the terms of the Second Amendment by members holding more than 50% of the total outstanding percentage interests of the Company (a “Member Majority”), as required under the Company’s operating agreement. No meeting of the members was held for this purpose. The Second Amendment proposal and a Member Ballot form were mailed to each of the members and Member Ballots were returned to the Company by the members indicating their approval or disapproval of the proposal. On March 11, 2022, RMC’s board of directors confirmed the Company’s receipt of affirmative “yes” votes for the amendments from 53.16% of the total member percentage interests, receipt of “no” votes against the adoption of the Second Amendment from 2.79% of the total member percentage interests and that holders of 46.57% of the total member percentage interests did not return ballots. Having received approval by the required Member Majority, the Second Amendment was adopted by RMC on March 11, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Second Amendment to the Ninth Amended and Restated Limited Liability Company Operating Agreement of Redwood Mortgage Investors IX, LLC.

10.1	First Loan Modification Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REDWOOD MORTGAGE INVESTORS IX, LLC

	By:	Redwood Mortgage Corp., Manager

Date March 11, 2022	By:	/s/ Michael R. Burwell
	Name:	Michael R. Burwell
	Title:	President, Secretary and Treasurer

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